Exhibit 99.2

Equity One, Inc.

Supplemental Information Package

June 30, 2012

Equity One, Inc.

1600 N.E. Miami Gardens Drive

North Miami Beach, Florida 33179

Tel: (305) 947-1664    Fax: (305) 947-1734

www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION June 30, 2012 (unaudited)

TABLE OF CONTENTS
Page
Overview
Disclosures	3
Summary Financial Results and Ratios	4

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	5
Market Capitalization	6

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	7
Pro Forma Financial Information for Discontinued Operations	8
Net Operating Income	9
Adjusted EBITDA	10
Consolidated Statements of Funds from Operations	11
Additional Disclosures	12

Leasing Data
Tenant Concentration - Top Twenty Five Tenants	13
Recent Leasing Activity	14
Shopping Center Lease Expiration Schedule	15

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region	16
Property Status Report	17-24
Real Estate Acquisitions and Dispositions	25
Real Estate Developments and Redevelopments	26

Debt Schedules
Debt Summary	27
Consolidated Debt Maturity Schedule	28
Consolidated Debt Summary - Property Mortgage Detail	29
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	30

Joint Venture Supplemental Data	31-33

EQUITY ONE, INC. DISCLOSURES As of June 30, 2012

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; the risks that Equity One may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where Equity One owns properties; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; changes in Equity One’s credit ratings; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP and is unaudited information. The Company’s Form 10-K for the year ended December 31, 2011 and Form 10-Q for the period ended June 30, 2012, should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in our financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package. When presenting the balance sheet and income statement of unconsolidated joint ventures we exclude variable interest entities required to be consolidated under GAAP for which the joint venture does not hold title to the underlying property.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, gain (loss) on debt extinguishment, gain (loss) on sale of securities, acquisition and disposition costs, equity in income (loss) of unconsolidated joint ventures, bargain purchase gain and impairment of real estate. Given the nature of our business as a real estate owner and operator, we believe that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding (gains or losses) from sales of, or any impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. In October 2011, NAREIT clarified that FFO should exclude the impact of impairment losses on depreciable operating properties, either wholly owned or in joint ventures. We have calculated FFO for all periods presented in accordance with this clarification.

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. SUMMARY FINANCIAL RESULTS AND RATIOS For the three and six months ended June 30, 2012 and 2011 (in thousands, except per share data)

	For the three months ended		For the six months ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Summary Financial Results
Total revenues*	$82,727	$89,418	$165,794	$176,205
Adjusted EBITDA (see page 10)	$49,815	$57,145	$100,129	$108,505
Property net operating income (see page 9)	$60,181	$63,671	$119,762	$125,149
General & administrative expenses (G&A)* - Adjusted (1)	$9,744	$9,705	$19,872	$18,731

Net income attributable to Equity One	$2,268	$6,986	$21,250	$41,979
Net income per diluted share	$0.02	$0.06	$0.18	$0.38

Funds from operations (FFO)	$34,316	$35,057	$67,558	$96,063
FFO per diluted share	$0.28	$0.29	$0.54	$0.81

Total dividends paid per share	$0.22	$0.22	$0.44	$0.44

Weighted average diluted shares used in EPS computations	113,210	109,112	112,940	107,768
Weighted average diluted shares used in FFO computations (2)	124,567	120,470	124,298	118,875

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 17-24)	91.8%	90.2%	91.8%	90.2%
Same-property shopping center portfolio occupancy at end of period (3)	91.5%	91.2%	91.5%	91.2%
Same-property NOI growth - cash basis (see page 9)	0.7%	2.8%	2.7%	1.6%
NOI margin (see page 9)	73.2%	71.7%	72.8%	71.5%
Expense recovery ratio*	84.5%	78.4%	81.9%	76.3%
New, renewal and option rent spread - cash basis (see page 14)	6.5%	-3.6%	N/A	N/A
Adjusted G&A expense to total revenues (1)	11.8%	10.9%	12.0%	10.6%
Net debt to total market capitalization (see page 6)	33.9%	37.4%	33.9%	37.4%
Net debt to Adjusted EBITDA (see page 10)	6.9	6.1	6.9	6.4
Adjusted EBITDA to interest expense* (see page 10)	2.8	2.7	2.8	2.5
Adjusted EBITDA to fixed charges* (see page 10)	2.5	2.2	2.5	2.1

*	The indicated line item includes amounts reported in discontinued operations.
(1)

G&A expense for the three months ended June 30, 2012 deducts $0.7 million for external costs associated with acquisition and disposition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the three months ended June 30, 2011 deducts $3.2 million for external costs associated with acquired properties and acquisition related expenses during the period, $0.3 million in severance costs, as well as depreciation & amortization amounts included in G&A. G&A expense for the six months ended June 30, 2012 deducts $2.0 million for external costs associated with acquisition and disposition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the six months ended June 30, 2011 deducts $5.5 million for external costs associated with acquired properties and acquisition related expenses during the period, $0.8 million in severance costs, as well as depreciation & amortization amounts included in G&A.

(2)

Weighted average diluted shares for the three and six months ended June 30, 2012 and 2011 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is antidilutive.

(3)

Information provided on a same property basis is provided for only those properties that were owned and operated for the entirety of both periods being compared, excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared.

EQUITY ONE, INC. CONDENSED CONSOLIDATED BALANCE SHEETS As of June 30, 2012 and December 31, 2011 and 2010 (unaudited) (in thousands)

	Jun 30, 2012	Dec 31, 2011	Dec 31, 2010
Assets
Properties:
Income producing	$3,101,916	$2,931,756	$2,090,293
Less: accumulated depreciation	(322,589)	(294,023)	(243,701)

Income producing properties, net	2,779,327	2,637,733	1,846,592
Construction in progress and land held for development	160,290	111,844	74,402
Properties held for sale or properties sold	8,616	58,498	535,458

Properties, net	2,948,233	2,808,075	2,456,452

Cash and cash equivalents (1)	32,528	103,524	38,333
Accounts and other receivables, net	12,636	17,790	12,559
Investments in and advances to unconsolidated joint ventures	53,781	50,158	59,736
Mezzanine loans receivable, net	64,690	45,279	—
Goodwill	8,401	8,406	9,556
Other assets	178,765	189,339	103,926

Total Assets	$3,299,034	$3,222,571	$2,680,562

Liabilities and stockholders’ equity
Liabilities:
Mortgage notes payable	$429,693	$470,687	$352,869
Unsecured senior notes payable	681,136	691,136	691,136
Term loan	200,000	—	—
Unsecured revolving credit facilities	101,000	138,000	—

Total debt	1,411,829	1,299,823	1,044,005
Unamortized premium (discount) on notes payable, net	6,104	8,181	(1,805)

Total notes payable	1,417,933	1,308,004	1,042,200

Accounts payable and other liabilities	248,182	223,157	115,123
Liabilities associated with assets held for sale or sold	—	28,695	183,011
Deferred tax liability	14,529	14,709	46,523

Total liabilities	1,680,644	1,574,565	1,386,857

Redeemable noncontrolling interests	22,621	22,804	3,864

Total stockholders’ equity of Equity One, Inc.	1,387,838	1,417,316	1,285,907

Noncontrolling interests	207,931	207,886	3,934

Total Liabilities and Equity	$3,299,034	$3,222,571	$2,680,562

(1)	Includes restricted cash and cash held in escrow.

EQUITY ONE, INC. MARKET CAPITALIZATION As of June 30, 2012 and December 31, 2011 and 2010 (in thousands, except share data)

	Jun 30, 2012	Dec 31, 2011	Dec 31, 2010

Closing market price of common stock	$21.20	$16.98	$18.18

Common stock shares
Basic common shares	112,727.165	112,599.355	102,326.818
Diluted common shares
Unvested restricted common shares	211.055	107.888	149.980
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	279.126	114.575	124.506
Long term incentive plan performance awards (treasury method, closing price)	727.210	—	356.516
Convertible CapCo Partnership Units	11,357.837	11,357.837	—

Diluted common shares	125,396.049	124,273.311	103,051.476

Equity market capitalization	$2,658,396	$2,110,161	$1,873,476

Total debt (excluding unamortized/unaccreted premium/(discount))(1)	$1,411,829	$1,328,174	$1,224,796
Cash and equivalents	(32,528)	(103,524)	(38,333)

Net debt(1)	$1,379,301	$1,224,650	$1,186,463

Total debt (excluding unamortized/unaccreted premium/(discount))(1)	$1,411,829	$1,328,174	$1,224,796
Equity market capitalization	2,658,396	2,110,161	1,873,476

Total market capitalization	$4,070,225	$3,438,335	$3,098,272

Net debt to total market capitalization at current market price	33.9%	35.6%	38.3%

Net debt to total market capitalization at constant share price of $16.98	39.0%	35.6%	39.9%

Gross real estate investments	$3,270,822	$3,102,098	$2,700,153

Net debt to gross real estate investments	42.2%	39.5%	43.9%

(1)	Includes $27.3 million and $179.3 million of secured mortgage debt related to assets held for sale as of December 31, 2011 and December 31, 2010, respectively.

EQUITY ONE, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME For the three and six months ended June 30, 2012 and 2011 (unaudited) (in thousands, except per share amounts)

	Three months ended		Percent Change	Six months ended		Percent Change
	June 30, 2012	June 30, 2011		June 30, 2012	June 30, 2011
REVENUE:
Minimum rent	$62,591	$55,000		$123,318	$108,006
Expense recoveries	18,641	16,882		36,562	32,609
Percentage rent	791	621		2,745	2,075
Management and leasing services	500	641		1,304	1,107

Total revenue	82,523	73,144	12.8%	163,929	143,797	14.0%

COSTS AND EXPENSES:
Property operating	21,983	20,495		44,008	40,988
Rental property depreciation and amortization	23,024	20,745		44,704	39,473
General and administrative	10,627	13,336		22,187	25,316

Total costs and expenses	55,634	54,576	1.9%	110,899	105,777	4.8%

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	26,889	18,568		53,030	38,020

OTHER INCOME AND EXPENSE:
Investment income	1,584	967		3,029	1,660
Other (loss) income	(7)	25		134	156
Interest expense	(17,843)	(17,389)		(35,212)	(34,940)
Amortization of deferred financing fees	(616)	(558)		(1,209)	(1,097)
Equity in (loss) income of unconsolidated joint ventures	(152)	(98)		(340)	268
Gain on sale of real estate	—	4,606		—	4,606
Gain on extinguishment of debt	436	213		343	255
Gain on bargain purchase	—	—		—	30,561
Impairment loss	(3,948)	(145)		(3,948)	(145)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	6,343	6,189		15,827	39,344
Income tax benefit of taxable REIT subsidiaries	15	174		61	307

INCOME FROM CONTINUING OPERATIONS	6,358	6,363	(0.1%)	15,888	39,651	(59.9%)

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	156	3,669		(16)	7,324
(Loss) gain on disposal of income producing properties	—	(13)		14,269	(13)
Impairment loss on income producing properties sold or held for sale	(1,493)	(1,277)		(3,425)	(1,277)
Income tax benefit of taxable REIT subsidiaries	—	379		—	811

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(1,337)	2,758		10,828	6,845

NET INCOME	5,021	9,121	(45.0%)	26,716	46,496	(42.5%)

Net income attributable to noncontrolling interests - continuing operations	(2,753)	(2,148)		(5,466)	(4,547)
Net loss attributable to noncontrolling interests - discontinued operations	—	13		—	30

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$2,268	$6,986	(67.5%)	$21,250	$41,979

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$0.03	$0.04		$0.09	$0.32
Discontinued operations	(0.01)	0.03		0.10	0.06

NET INCOME	$0.02	$0.06 *	(66.7%)	$0.18 *	$0.38	(52.6%)

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.03	$0.04		$0.09	$0.32
Discontinued operations	(0.01)	0.03		0.09	0.06

NET INCOME	$0.02	$0.06 *	(66.7%)	$0.18	$0.38	(52.6%)

Weighted average shares outstanding:
Basic	112,715	108,942		112,682	107,605

Diluted	113,210	109,112		112,940	107,768

*Note: EPS does not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.

PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS

For the three months ended June 30, 2012 and 2011 and for the six months ended June 30, 2012 and 2011 (unaudited)

(in thousands)

	Three months ended June 30, 2012			Three months ended June 30, 2011			Six months ended June 30, 2012			Six months ended June 30, 2011
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$62,591	$221	$62,812	$55,000	$13,445	$68,445	$123,318	$1,563	$124,881	$108,006	$26,868	$134,874
Expense recoveries	18,641	(17)	18,624	16,882	2,790	19,672	36,562	52	36,614	32,609	5,489	38,098
Percentage rent	791	—	791	621	39	660	2,745	250	2,995	2,075	51	2,126
Management and leasing services	500	—	500	641	—	641	1,304	—	1,304	1,107	—	1,107

Total revenue	82,523	204	82,727	73,144	16,274	89,418	163,929	1,865	165,794	143,797	32,408	176,205

COSTS AND EXPENSES:
Property operating	21,983	63	22,046	20,495	4,611	25,106	44,008	720	44,728	40,988	8,961	49,949
Rental property depreciation and amortization	23,024	39	23,063	20,745	4,128	24,873	44,704	158	44,862	39,473	8,494	47,967
General and administrative	10,627	—	10,627	13,336	18	13,354	22,187	13	22,200	25,316	31	25,347

Total costs and expenses	55,634	102	55,736	54,576	8,757	63,333	110,899	891	111,790	105,777	17,486	123,263

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	26,889	102	26,991	18,568	7,517	26,085	53,030	974	54,004	38,020	14,922	52,942

OTHER INCOME AND EXPENSE:
Investment income	1,584	—	1,584	967	2	969	3,029	1	3,030	1,660	2	1,662
Other (loss) income	(7)	56	49	25	16	41	134	56	190	156	16	172
Interest expense	(17,843)	—	(17,843)	(17,389)	(4,137)	(21,526)	(35,212)	(327)	(35,539)	(34,940)	(8,151)	(43,091)
Amortization of deferred financing fees	(616)	—	(616)	(558)	(4)	(562)	(1,209)	(2)	(1,211)	(1,097)	(8)	(1,105)
Equity in (loss) income of unconsolidated joint ventures	(152)	—	(152)	(98)	275	177	(340)	—	(340)	268	543	811
(Loss) gain on sale of real estate	—	(2)	(2)	4,606	(13)	4,593	—	14,267	14,267	4,606	(13)	4,593
Gain (loss) on extinguishment of debt	436	—	436	213	—	213	343	(716)	(373)	255	—	255
Gain on bargain purchase	—	—	—	—	—	—	—	—	—	30,561	—	30,561
Impairment loss	(3,948)	(1,493)	(5,441)	(145)	(1,277)	(1,422)	(3,948)	(3,425)	(7,373)	(145)	(1,277)	(1,422)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	6,343	(1,337)	5,006	6,189	2,379	8,568	15,827	10,828	26,655	39,344	6,034	45,378
Income tax benefit of taxable REIT subsidiaries	15	—	15	174	379	553	61	—	61	307	811	1,118

INCOME FROM CONTINUING OPERATIONS	6,358	(1,337)	5,021	6,363	2,758	9,121	15,888	10,828	26,716	39,651	6,845	46,496

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	156	(156)	—	3,669	(3,669)	—	(16)	16	—	7,324	(7,324)	—
(Loss) gain on disposal of income producing properties	—	—	—	(13)	13	—	14,269	(14,269)	—	(13)	13	—
Impairment loss on income producing properties sold or held for sale	(1,493)	1,493	—	(1,277)	1,277	—	(3,425)	3,425	—	(1,277)	1,277	—
Income tax benefit	—	—	—	379	(379)	—	—	—	—	811	(811)	—

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(1,337)	1,337	—	2,758	(2,758)	—	10,828	(10,828)	—	6,845	(6,845)	—

NET INCOME	5,021	—	5,021	9,121	—	9,121	26,716	—	26,716	46,496	—	46,496

Net income attributable to noncontrolling interests - continuing operations	(2,753)	—	(2,753)	(2,148)	13	(2,135)	(5,466)	—	(5,466)	(4,547)	30	(4,517)
Net loss attributable to noncontrolling interests - discontinued operations	—	—	—	13	(13)	—	—	—	—	30	(30)	—

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$2,268	$—	$2,268	$6,986	$—	$6,986	$21,250	$—	$21,250	$41,979	$—	$41,979

EQUITY ONE, INC. NET OPERATING INCOME For the three and six months ended June 30, 2012 and 2011 (in thousands)

	Three months ended		Percent Change	Six months ended		Percent Change
	June 30, 2012	June 30, 2011		June 30, 2012	June 30, 2011

Total net operating income (1)
Total rental revenue	$82,227	$88,777	(7.4%)	$164,490	$175,098	(6.1%)
Property operating expenses	22,046	25,106	(12.2%)	44,728	49,949	(10.5%)

Net operating income	$60,181	$63,671	(5.5%)	$119,762	$125,149	(4.3%)

NOI margin (NOI / Total rental revenue)	73.2%	71.7%		72.8%	71.5%

Same-property cash NOI (2) (3)
Total rental revenue	$61,068	$61,040	0.0%	$120,522	$119,235	1.1%
Property operating expenses (4)	18,754	19,004	(1.3%)	36,334	37,284	(2.5%)

Net operating income	$42,314	$42,036	0.7%	$84,188	$81,951	2.7%

Growth in same-property NOI	0.7%			2.7%

Number of properties included in analysis (3)	133			131

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income. NOI presented on a GAAP basis.
(2)	Excludes the effects of straight-line rent, above/below market rents, lease termination fees, and prior year expense recovery adjustments, if any.
(3)

The same-property pool includes only those properties that were owned and operated for the entirety of both periods being compared and excludes developments and redevelopments, unconsolidated joint venture properties and any properties purchased or sold during the periods being compared.

(4)	Property operating expenses include intercompany management fee expense.

EQUITY ONE, INC. EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - (ADJUSTED EBITDA) For the three and six months ended June 30, 2012 and 2011 (in thousands)

	Three months ended		Six months ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Net income attributable to Equity One, Inc.	$2,268	$6,986	$21,250	$41,979
Rental property depreciation and amortization*	23,063	24,873	44,862	47,967
Other depreciation and amortization*	171	177	349	335
Interest expense*	17,843	21,526	35,539	43,091
Amortization of deferred financing fees*	616	562	1,211	1,105
(Gain) loss on extinguishment of debt*	(436)	(213)	373	(255)
Acquisition/Disposition costs(1)	712	3,472	1,979	6,281
Impairment loss*	5,441	1,422	7,373	1,422
Loss (gain) on sale of depreciable real estate*	—	(930)	(13,086)	(930)
Income tax benefit of taxable REIT subsidiaries*	(15)	(553)	(61)	(1,118)
Gain on bargain purchase	—	—	—	(30,561)
Equity in loss (income) of unconsolidated joint ventures*	152	(177)	340	(811)

Adjusted EBITDA	$49,815	$57,145	$100,129	$108,505

Interest expense*	$17,843	$21,526	$35,539	$43,091

Adjusted EBITDA to interest expense*	2.8	2.7	2.8	2.5

Fixed charges
Interest expense*	$17,843	$21,526	$35,539	$43,091
Scheduled principal amortization (2)	2,103	3,895	4,323	7,881

Total fixed charges	$19,946	$25,421	$39,862	$50,972

Adjusted EBITDA to fixed charges*	2.5	2.2	2.5	2.1

Net debt to Adjusted EBITDA (3)	6.9	6.1	6.9	6.4

Total market capitalization (see page 6)	$4,070,225	$3,729,121	$4,070,225	$3,729,121

*	The indicated line item includes amounts reported in discontinued operations.
(1)

Amounts include external costs associated with acquired and disposed properties and acquisition/disposition related expenses during the period. For the three and six months ended June 30, 2012, amounts include $0 and $0.04 million, respectively, in severance costs. For the three and six months ended June 30, 2011, amounts include $0.3 million and $0.8 million, respectively, in severance costs.

(2)	Excludes balloon payments upon maturity.
(3)	Adjusted EBITDA for the period has been annualized.

EQUITY ONE, INC. CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS For the three and six months ended June 30, 2012 and 2011 (in thousands, except per share data)

	Three months ended		Six months ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Net income attributable to Equity One, Inc.	$2,268	$6,986	$21,250	$41,979
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	23,022	24,781	44,780	47,774
Net adjustment for unvested shares and noncontrolling interest (1)	2,499	2,108	4,998	4,523
Impairments of depreciable real estate, net of tax (2)	5,441	1,277	7,373	1,277
Gain on disposal of depreciable real estate, net of tax	—	(930)	(13,086)	(930)
Pro rata share of real estate depreciation from unconsolidated JV’s	1,086	835	2,243	1,440

Funds from operations	$34,316	$35,057	$67,558	$96,063

Earnings per diluted share attributable to Equity One, Inc.	$0.02	$0.06	$0.18	$0.38
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	0.18	0.21	0.36	0.40
Net adjustment for unvested shares and noncontrolling interest (1)	0.03	0.01	0.03	0.02
Impairments of depreciable real estate, net of tax (2)	0.04	0.01	0.06	0.01
Gain on disposal of depreciable real estate, net of tax	—	(0.01)	(0.11)	(0.01)
Pro rata share of real estate depreciation from unconsolidated JV’s	0.01	0.01	0.02	0.01

Funds from operations per diluted share	$0.28	$0.29	$0.54	$0.81

Weighted average diluted shares (3)	124,567	120,470	124,298	118,875

(1)

Includes net effect of: (a) distributions paid with respect to unissued shares held by a noncontrolling interest which have already been included for purposes of calculating earnings per diluted share for the three and six months ended June 30, 2012 and 2011; and (b) an adjustment to compensate for the rounding of the individual calculations.

(2)

Effective in the fourth quarter of 2011, NAREIT clarified the definition of FFO to exclude impairment write downs of depreciable real estate. We have calculated FFO for all periods presented in accordance with this clarification.

(3)

Weighted average diluted shares for the three and six months ended June 30, 2012 and 2011 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is antidilutive.

EQUITY ONE, INC. ADDITIONAL DISCLOSURES For the three and six months ended June 30, 2012 and 2011 (in thousands)

	Three months ended		Six months ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Certain non-cash items:
Amortization of deferred financing fees	$616	$562	$1,211	$1,105
Accretion of below market lease intangibles	3,525	3,024	6,473	5,067
Share-based compensation expense	1,640	1,742	3,620	3,322
Straight line rent	972	906	1,996	1,808
Capitalized interest	1,352	530	2,495	1,028
Amortization of (premium) discount on notes payable, net	(808)	431	(1,592)	667

Certain capital expenditures:
Tenant improvements	$5,555	$4,448	$8,502	$6,822
Leasing commissions and costs	1,737	2,211	3,102	3,477
Redevelopments and expansions	30,091	3,723	50,267	7,070
Maintenance capital expenditures	1,471	361	4,147	1,755

Total tenant improvements and leasing costs	$38,854	$10,743	$66,018	$19,124

	June 30, 2012	Dec 31, 2011
Other assets :
Lease intangibles, net	$92,318	$92,559
Lease commissions, net	30,245	28,643
Straight-line rent receivable, net	19,209	17,266
Deposits and mortgage escrow	15,790	34,567
Deferred financing costs, net	9,419	8,663
Prepaid and other expenses	6,277	2,178
Furniture and fixtures, net	2,400	2,234
Deferred tax asset	3,107	3,229

Total other assets	$178,765	$189,339

Accounts payable and other liabilities:
Above/below market rents, net	$176,705	156,495
Prepaid rent and deferred income	7,099	6,882
Accounts payable and other	64,378	59,780

Total accounts payable and other liabilities	$248,182	$223,157

Liquidity as of 6/30/12:
Cash and Cash Equivalents	$31,276
Available under Lines of Credit	398,728

Total Available Funds	$430,004

EQUITY ONE, INC. TENANT CONCENTRATION SCHEDULE - TOP TWENTY-FIVE TENANTS CONSOLIDATED PROPERTIES As of June 30, 2012

Tenant	Number of stores	Credit Rating Moody’s/S&P(1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot	Average remaining term of AMR (2)

Top twenty-five tenants
Publix	43	NA	1,881,970	10.3%	$14,801,898	6.2%	$7.87	6.7
Supervalu	6	B1/B	398,625	2.2%	8,995,251	3.7%	22.57	4.1
L.A. Fitness	6	NA	279,897	1.5%	5,117,401	2.1%	18.28	9.8
Kroger	10	Baa2/BBB	573,686	3.1%	4,233,263	1.8%	7.38	4.8
The TJX Companies	11	A3/A	322,879	1.7%	4,198,079	1.7%	13.00	3.2
Bed Bath & Beyond	9	NA/BBB+	306,332	1.7%	3,811,537	1.6%	12.44	4.0
Costco	1	A1/A+	148,295	0.8%	3,029,252	1.3%	20.43	2.2
Winn Dixie	9	NA	398,128	2.2%	2,937,815	1.2%	7.38	4.3
Goodwill	15	NA	219,393	1.2%	2,474,061	1.0%	11.28	8.0
CVS Pharmacy	13	Baa2/BBB+	150,999	0.8%	2,447,511	1.0%	16.21	6.7
Staples	6	Baa2/BBB	120,529	0.6%	2,390,852	1.0%	19.84	4.3
Office Depot	8	B2/B-	195,777	1.1%	2,334,457	1.0%	11.92	4.1
The Container Store	2	B3/B-	49,661	0.3%	2,174,212	0.9%	43.78	10.2
Walmart	3	Aa2/AA	230,217	1.3%	2,150,075	0.9%	9.34	5.4
Best Buy	4	Baa2/BBB-	142,831	0.8%	2,104,708	0.9%	14.74	3.9
Trader Joe’s	5	NA	55,962	0.3%	1,944,326	0.8%	34.74	9.0
Kmart	5	NA	439,558	2.4%	1,939,705	0.8%	4.41	3.0
Nordstrom	2	Baa1/A-	74,663	0.4%	1,936,130	0.8%	25.93	9.2
Target	1	A2/A+	160,346	0.9%	1,924,152	0.8%	12.00	6.1
Sports Authority	3	B3/B-	78,146	0.4%	1,853,540	0.8%	23.72	5.2
Dollar Tree	20	NA	220,050	1.2%	1,850,710	0.8%	8.41	2.9
Walgreens	6	A3/A	96,562	0.5%	1,824,815	0.8%	18.90	15.5
Whole Foods	2	NA/BB+	85,907	0.5%	1,746,911	0.7%	20.33	12.5
Stop & Shop	1	NA	59,015	0.3%	1,685,484	0.7%	28.56	12.5
JP Morgan Chase	11	A2/A	51,316	0.3%	1,600,061	0.7%	31.18	4.9

Total top twenty-five tenants	202		6,740,744	37.0%	$81,506,206	34.0%	$12.09	6.1

Note: The above schedule includes properties under development/redevelopment and excludes non-retail properties and properties held in unconsolidated joint ventures.

(1)	Ratings as of June 30, 2012. Source: Moody’s/S&P.
(2)	In years, excluding tenant renewal options.

EQUITY ONE, INC. RECENT LEASING ACTIVITY For the three months ended June 30, 2012

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF (2)

New Leases (1)	50	149,059	118,290	$17.85	$20.04	12.3%	$15.12

Renewals & Options	81	313,306	313,306	16.91	17.64	4.3%	0.47

Total New, Renewals & Options (3)	131	462,365	431,596	$17.41	$18.55	6.5%	$4.48

Note: Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes unconsolidated joint venture properties, non-retail properties, and developments/redevelopments.

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.
(2)	Amount reflects the impact of tenant concessions and work to be performed by us prior to delivery of the space to the tenant.
(3)	Prior rent per square foot and new rent per square foot is computed based on a weighted average basis by lease.

EQUITY ONE, INC. SHOPPING CENTER LEASE EXPIRATION SCHEDULE As of June 30, 2012

	ANCHOR TENANTS (SF >= 10,000)				SHOP TENANTS (SF < 10,000)				TOTAL TENANTS
Year	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration

M-T-M	—	—	—	$—	94	179,006	3.1%	$16.66	94	179,006	1.1%	$16.66
2012	23	569,230	5.3%	8.78	253	522,232	9.0%	20.79	276	1,091,462	6.6%	14.52
2013	31	942,448	8.8%	9.29	374	821,543	14.2%	21.51	405	1,763,991	10.7%	14.98
2014	43	1,251,625	11.8%	8.41	377	818,369	14.1%	21.74	420	2,069,994	12.6%	13.68
2015	39	1,133,580	10.6%	7.64	296	732,455	12.7%	22.87	335	1,866,035	11.3%	13.62
2016	44	1,598,695	15.0%	12.80	234	580,320	10.0%	23.92	278	2,179,015	13.2%	15.76
2017	33	1,004,704	9.4%	14.02	180	443,442	7.6%	24.29	213	1,448,146	8.8%	17.18
2018	14	570,405	5.4%	12.22	30	104,749	1.8%	30.87	44	675,154	4.1%	15.12
2019	11	520,810	4.9%	8.56	26	80,495	1.4%	28.75	37	601,305	3.7%	11.26
2020	18	555,872	5.2%	13.07	25	82,088	1.4%	30.25	43	637,960	3.9%	15.28
2021	14	344,882	3.3%	12.35	26	70,518	1.2%	45.15	40	415,400	2.5%	17.92
Thereafter	55	1,945,686	18.3%	13.24	62	233,211	4.0%	33.33	117	2,178,897	13.3%	15.39

Sub-total / Avg.	325	10,437,937	98.0%	11.13	1,977	4,668,428	80.5%	23.50	2,302	15,106,365	91.8%	14.95
Vacant	10	218,444	2.0%	NA	585	1,127,743	19.5%	NA	595	1,346,187	8.2%	NA
Total / Avg.	335	10,656,381	100.0%	NA	2,562	5,796,171	100.0%	NA	2,897	16,452,552	100.0%	NA

Note: The above schedules exclude properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC. ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION As of June 30, 2012 (unaudited)

Metro or Region	# Properties	Total SF	AMR	% of AMR

Dade County	14	1,671,288	$25,099,756	11.7%

Broward County	12	1,672,377	21,854,140	10.2%

Palm Beach County	8	890,668	10,617,698	4.9%

Treasure Coast, Florida	8	707,778	7,493,946	3.5%

South Florida	42	4,942,111	65,065,541	30.3%

San Francisco Bay	5	1,564,570	34,584,245	16.1%

Southern California	4	489,239	10,125,708	4.6%

West Coast	9	2,053,809	44,709,953	20.8%

Connecticut	6	715,739	12,679,643	5.9%

Boston	7	600,879	11,161,946	5.2%

New York	3	142,035	4,084,788	1.9%

Northeast	16	1,458,653	27,926,377	13.0%

Atlanta	18	1,654,151	20,615,401	9.6%

Jacksonville/North Florida	9	1,106,019	11,378,492	5.3%

Orlando	8	984,298	10,763,940	5.0%

Louisiana	12	1,318,385	10,732,044	5.0%

Other	8	868,815	6,528,979	3.0%

Tampa/St. Petersburg	8	729,713	6,293,796	2.9%

Central/South Georgia	4	624,662	4,000,455	1.9%

Charlotte/Raleigh/Durham	3	343,288	2,644,976	1.2%

West Coast, Florida	2	171,772	2,465,788	1.1%

South Carolina	3	196,876	1,389,438	0.6%

Total	142	16,452,552	$214,515,179	100.0%

Note: The above schedules exclude properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC. PROPERTY STATUS REPORT As of June 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

NORTH FLORIDA REGION (31)

Orlando / Central Florida (8)

Alafaya Commons	Orlando	1987	126,333	81.7%	21	9	54,230	Publix	11/30/13		$12.70

Alafaya Village	Orlando	1986	38,118	87.3%	14	2					$22.14

Eastwood, Shoppes of	Orlando	1997	69,037	98.1%	12	1	51,512	Publix	11/01/17		$12.40

Kirkman Shoppes	Orlando	1973	88,820	63.6%	22	8					$22.67

Lake Mary Centre	Orlando	1988 / 2001	340,434	95.1%	54	12	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	$13.33

Park Promenade	Orlando	1987 / 2000	128,848	71.5%	13	10				Beauty Depot / Dollar General	$6.74

Town & Country	Kissimmee	1993	75,181	92.0%	10	4	52,883	Albertsons* (Ross Dress For Less)	10/31/18		$7.79

Unigold Shopping Center	Winter Park	1987	117,527	80.5%	20	6	52,500	Winn-Dixie	04/30/17		$11.87

Jacksonville / North Florida (8)

Beauclerc Village	Jacksonville	1962 / 1988	68,846	94.3%	8	3				Big Lots / Goodwill / Beall’s Outlet	$8.16

Forest Village	Tallahassee	2000	71,526	78.7%	9	7	37,866	Publix	04/30/20		$10.26

Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	6	6	45,500	Winn-Dixie	05/31/15	Citi Trends	$6.87

Mandarin Landing	Jacksonville	1976	139,580	88.6%	21	9	50,000	Whole Foods	12/31/23	Office Depot / Aveda Institute	$15.97

Medical & Merchants	Jacksonville	1993	156,153	97.0%	11	2	55,999	Publix	02/10/18	Memorial Hospital* / Planet Fitness	$13.16

Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	17	—	39,795	Publix	03/11/15	Planet Fitness	$8.21

Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	146,473	90.4%	22	6	34,400	Publix* (Office Depot)	11/30/13	Marshalls / HomeGoods	$11.30

South Beach	Jacksonville Beach	1990 / 1991	303,856	87.0%	34	15				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$12.29

Tampa / St. Petersburg / Venice / Cape Coral / Naples (10)

Charlotte Square	Port Charlotte	1980	96,626	69.9%	12	13				Seafood Buffet / American Signature Furniture	$5.50

Glengary Shoppes	Sarasota	1995	99,182	100.0%	6	—				Best Buy / Barnes & Noble	$18.18

EQUITY ONE, INC. PROPERTY STATUS REPORT As of June 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Lutz Lake	Lutz	2002	64,985	92.0%	11	3	44,270	Publix	05/31/22		$12.64

Mariners Crossing	Spring Hill	1989 / 1999	97,812	93.7%	17	1	48,315	Sweet Bay	08/15/20		$10.76

Regency Crossing	Port Richey	1986 / 2001	85,864	80.5%	12	13	44,270	Publix	02/28/21		$10.37

Seven Hills	Spring Hill	1991	72,590	88.9%	13	5	48,890	Publix	09/25/16		$10.26

Shoppes of North Port	North Port	1991	84,705	84.8%	13	8				Beall’s Outlet / Goodwill	$8.90

Sunlake	Tampa	2008	94,397	91.3%	19	6	45,600	Publix	12/31/28		$18.14

Sunpoint Shopping Center	Ruskin	1984	132,374	67.4%	15	10				Goodwill / Ozzie’s Buffet / Big Lots / Chapter 13 Trustee	$8.65

Walden Woods	Plant City	1985 /1998 / 2003	72,950	88.7%	11	4				Dollar Tree / Aaron Rents / Dollar General	$7.55

Florida Treasure / Northeast Coast (5)

New Smyrna Beach	New Smyrna Beach	1987	118,451	98.7%	33	1	42,112	Publix	09/23/17	Beall’s Outlet	$12.33

Old King Commons	Palm Coast	1988	84,759	81.9%	12	6				Walmart	$7.72

Ryanwood	Vero Beach	1987	114,925	85.9%	23	9	39,795	Publix	03/23/17	Beall’s Outlet / Books-A-Million	$11.23

South Point Center	Vero Beach	2003	64,790	93.5%	12	3	44,840	Publix	11/30/23		$15.67

Treasure Coast	Vero Beach	1983	133,781	95.8%	20	3	59,450	Publix	07/31/26	TJ Maxx	$12.64

TOTAL SHOPPING CENTERS NORTH FLORIDA REGION (31)			3,439,231	87.6%	523	185	955,366				$11.98

SOUTH FLORIDA REGION (37)

Miami-Dade / Broward / Palm Beach (34)

Aventura Square (1)	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed, Bath & Beyond / DSW	$24.15

Bird Ludlum	Miami	1988 / 1998	192,274	98.3%	44	3	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Goodwill	$19.12

Bluffs Square	Jupiter	1986	123,917	79.1%	20	11	39,795	Publix	10/22/16	Walgreens	$12.68

Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$20.81

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	76,632	91.0%	14	4				Office Depot / Walgreens	$25.82

Countryside Shops	Cooper City	1986 /1988 / 1991	179,561	86.0%	36	10	39,795	Publix	12/04/15	Stein Mart	$13.67

Crossroads Square	Pembroke Pines	1973	81,587	79.9%	15	9				CVS Pharmacy / Goodwill	$17.08

CVS Plaza	Miami	2004	18,214	100.0%	6	—					$22.72

EQUITY ONE, INC. PROPERTY STATUS REPORT As of June 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00

Greenwood	Palm Springs	1982 / 1994	133,339	91.3%	33	7	50,032	Publix	12/05/14	Beall’s Outlet	$13.55

Hammocks Town Center	Miami	1987 / 1993	260,807	94.9%	32	6	39,795	Publix	06/24/17	Metro Dade Library / CVS Pharmacy / Porky’s Gym / Kendall Ice	$9.22

Jonathan’s Landing	Jupiter	1997	26,820	69.9%	9	3					$21.12

Lago Mar	Miami	1995	82,613	82.7%	14	8	42,323	Publix	09/13/15		$13.64

Lantana Village	Lantana	1976 / 1999	181,780	97.5%	23	2	39,473	Winn-Dixie	02/15/16	Kmart / Rite Aid* (Family Dollar)	$7.54

Magnolia Shoppes	Fort Lauderdale	1998	114,118	91.3%	13	5				Regal Cinemas / Deal$	$11.60

Meadows	Miami	1997	75,524	94.2%	16	4	47,955	Publix	09/30/17		$14.01

Shoppes of Oakbrook	Palm Beach Gardens	1974 / 2000 / 2003	199,633	96.6%	25	5	44,400	Publix	11/30/20	Stein Mart / Homegoods / CVS Pharmacy / Bassett Furniture / Duffy’s	$14.44

Oaktree Plaza	North Palm Beach	1985	23,745	60.2%	10	10					$16.87

Plaza Alegre	Miami	2003	88,411	93.7%	17	3	44,271	Publix	03/14/23	Goodwill	$16.17

Point Royale	Miami	1970 / 2000	174,875	97.5%	21	3	45,350	Winn-Dixie	02/15/15	Best Buy / Pasteur Medical	$10.75

Prosperity Centre	Palm Beach Gardens	1993	122,014	100.0%	10	—				Office Depot / CVS Pharmacy / Bed Bath & Beyond / TJ Maxx	$17.79

Ridge Plaza	Davie	1984 / 1999	155,204	95.3%	21	6				Ridge Cinema / Kabooms / United Collection / Round Up / Goodwill	$11.33

Riverside Square	Coral Springs	1987	103,241	80.6%	22	11	39,795	Publix	02/18/17		$11.91

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	84.8%	20	5	36,464	Publix	12/15/14	Walgreens / Dollar Tree	$10.94

Sheridan Plaza	Hollywood	1973 / 1991	508,455	98.6%	59	4	65,537	Publix	10/09/16	Kohl’s / Ross / Bed Bath & Beyond / Pet Supplies Plus / LA Fitness / Office Depot / Assoc. in Neurology	$15.37

Shoppes of Andros Isles	West Palm Beach	2000	79,420	86.8%	10	7	51,420	Publix	02/29/20		$11.55

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	86.9%	27	8	47,814	Publix	06/14/15	Goodwill	$15.65

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	287,077	93.3%	41	8	51,420	Publix	07/31/19	TJ Maxx / LA Fitness / Goodwill	$18.46

Tamarac Town Square	Tamarac	1987	124,585	90.3%	31	8	37,764	Publix	12/15/14	Dollar Tree	$11.39

Waterstone	Homestead	2005	61,000	89.3%	8	2	45,600	Publix	07/31/25		$13.63

West Bird	Miami	1977 / 2000	99,864	87.1%	22	6	37,949	Publix	08/31/20	CVS Pharmacy	$13.33

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	—	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	$14.01

Westport Plaza	Davie	2002	49,533	100.0%	8	—	27,887	Publix	11/30/22		$17.65

EQUITY ONE, INC. PROPERTY STATUS REPORT As of June 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/16	Walgreens	$15.46

Florida Treasure / Northeast Coast (3)

Cashmere Corners	Port St. Lucie	2001	89,234	93.7%	13	3	59,448	Albertsons	04/30/25		$8.88

Salerno Village	Stuart	1987	82,477	90.8%	14	6	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	$10.75

Shops at St. Lucie	Port St. Lucie	2006	19,361	84.6%	8	2					$17.75

TOTAL SHOPPING CENTERS SOUTH FLORIDA REGION (37)			4,425,405	92.9%	713	170	1,093,829				$14.46

SOUTHEAST REGION (48)

ALABAMA (1)

Madison Centre	Madison	1997	64,837	98.1%	12	1	37,912	Publix	06/01/17	Rite Aid	$9.60

TOTAL SHOPPING CENTERS ALABAMA (1)			64,837	98.1%	12	1	37,912				$9.60

FLORIDA (1)

Middle Beach Shopping Center	Panama City Beach	1994	69,277	82.2%	2	7	56,077	Publix*	09/30/14		$8.53

TOTAL SHOPPING CENTERS FLORIDA (1)			69,277	82.2%	2	7	56,077				$8.53

GEORGIA (22)

Atlanta (18)

BridgeMill	Canton	2000	89,102	91.9%	25	4	37,888	Publix	01/31/20		$15.92

Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$21.44

Butler Creek	Acworth	1990	95,597	92.8%	17	4	59,997	Kroger	01/31/18		$9.57

Chastain Square	Atlanta	1981 / 2001	91,637	97.1%	23	3	37,366	Publix	05/31/24		$17.93

Douglas Commons	Douglasville	1988	97,027	95.0%	15	3	59,431	Kroger	08/31/13		$10.93

Fairview Oaks	Ellenwood	1997	77,052	94.4%	11	3	54,498	Kroger	09/30/16		$10.28

Grassland Crossing	Alpharetta	1996	90,906	94.6%	12	2	70,086	Kroger	06/30/16		$9.06

Hairston Center	Decatur	2000	13,000	84.6%	6	2					$11.48

Hamilton Ridge	Buford	2002	90,996	85.1%	14	7	54,166	Kroger	11/30/22		$11.72

Hampton Oaks	Fairburn	2009	20,842	17.3%	2	10					$12.12

Mableton Crossing	Mableton	1997	86,819	98.1%	15	1	63,419	Kroger	08/31/17		$10.56

EQUITY ONE, INC. PROPERTY STATUS REPORT As of June 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Macland Pointe	Marietta	1992-93	79,699	92.8%	14	3	55,999	Publix	12/29/17		$10.20

Market Place	Norcross	1976	73,686	98.5%	20	3				Galaxy Cinema	$11.35

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	99.3%	27	1	55,520	Kroger	02/28/15	Cost Plus Store / Binders Art Supplies	$18.18

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,401	84.4%	17	7				Micro Center	$9.74

Shops of Westridge	McDonough	2006	66,297	71.0%	7	11	38,997	Publix	04/30/26		$12.39

Wesley Chapel	Decatur	1989	164,184	83.6%	16	12				Everest Institute / Little Giant / Deal$ / Planet Fitness	$8.14

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	63.0%	20	8					$21.49

Central / South Georgia (4)

Daniel Village	Augusta	1956 / 1997	171,932	87.1%	31	8	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	$9.04

McAlpin Square	Savannah	1979	173,952	95.9%	21	3	43,600	Kroger	06/30/21	Big Lots / Post Office / Habitat for Humanity	$7.57

Spalding Village	Griffin	1989	235,318	60.9%	16	12	59,431	Kroger	05/31/14	Fred’s Store / Goodwill	$7.68

Walton Plaza	Augusta	1990	43,460	91.7%	5	3				Gold’s Gym	$7.10

TOTAL SHOPPING CENTERS GEORGIA (22)			2,278,813	88.0%	349	111	736,369				$12.28

LOUISIANA (12)

Ambassador Row	Lafayette	1980 / 1991	194,678	98.4%	24	2				Conn’s Appliances / Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$10.30

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	97.8%	22	1				Bed Bath & Beyond / Marshalls / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$9.78

Bluebonnet Village	Baton Rouge	1983	101,623	98.0%	22	4	33,387	Matherne’s	11/30/15	Office Depot	$11.59

Boulevard	Lafayette	1976 / 1994	68,012	93.2%	13	2				Piccadilly / Harbor Freight Tools / Golfballs.com	$9.14

Country Club Plaza	Slidell	1982 / 1994	64,686	86.8%	8	2	33,387	Winn-Dixie	01/31/13		$6.42

Crossing	Slidell	1988 / 1993	113,989	98.1%	13	2	58,432	Save A Center	09/28/39	A-1 Home Appliance / Piccadilly	$5.58

Elmwood Oaks	Harahan	1989	120,515	91.2%	8	1				Academy Sports / Dollar Tree	$9.90

Plaza Acadienne	Eunice	1980	59,419	97.5%	6	1	28,092	Super 1 Store	06/30/15	Fred’s Store	$4.35

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	81.3%	7	2				Burke’s Outlet / Harbor Freight Tools / Fred’s Store	$6.09

Siegen Village	Baton Rouge	1988	170,416	98.9%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$9.47

Tarpon Heights	Galliano	1982	56,605	100.0%	9	—				Stage / Dollar General	$5.93

Village at Northshore	Slidell	1988	144,638	96.7%	13	2				Marshalls / Dollar Tree / Kirschman’s* / Bed Bath & Beyond / Office Depot	$7.05

TOTAL SHOPPING CENTERS LOUISIANA (12)			1,318,385	95.7%	164	20	153,298				$8.51

EQUITY ONE, INC. PROPERTY STATUS REPORT As of June 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	—				Big Lots / Buffalo Wild Wings	$7.34

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	—	—				$7.34

NORTH CAROLINA (7)

Brawley Commons	Charlotte	1997 / 1998	119,189	71.3%	20	18	42,142	Lowe’s Foods	05/13/17	Rite Aid	$11.26

Centre Pointe Plaza	Smithfield	1989	163,642	93.7%	21	3				Belk’s / Dollar Tree / Aaron Rents / Burke’s Outlet Stores	$5.86

Chestnut Square	Brevard	1985 / 2008	34,260	90.7%	6	2				Walgreens	$15.62

Riverview Shopping Center	Durham	1973 / 1995	128,498	92.4%	11	5	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	$8.04

Stanley Market Place	Stanley	2007	53,228	94.1%	5	2	34,928	Food Lion	05/15/27	Family Dollar	$9.82

Thomasville Commons	Thomasville	1991	148,754	88.3%	8	6	32,000	Ingles	09/29/17	Kmart	$5.33

Willowdaile Shopping Center	Durham	1986	95,601	91.3%	17	5				Hall of Fitness / Ollie’s Bargain Outlet	$8.40

TOTAL SHOPPING CENTERS NORTH CAROLINA (7)			743,172	88.4%	88	41	162,608				$7.95

SOUTH CAROLINA (3)

North Village Center	North Myrtle Beach	1984	60,356	68.2%	5	8				Dollar General / Goodwill	$8.02

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	100.0%	5	—				Rose’s Store / Citi Trends	$6.32

Woodruff	Greenville	1995	68,055	100.0%	10	—	47,955	Publix	08/06/15		$9.20

TOTAL SHOPPING CENTERS SOUTH CAROLINA (3)			196,876	90.2%	20	8	47,955				$7.82

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	98.0%	13	1	32,000	Ingles	09/25/15	Walmart	$6.06

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.0%	13	1	32,000				$6.06

TOTAL SHOPPING CENTERS SOUTHEAST REGION (48)			4,865,058	90.7%	656	189	1,226,219				$10.04

NORTHEAST REGION (16)

CONNECTICUT (6)

Brookside Plaza	Enfield	1985 / 2006	214,030	95.9%	23	3	59,648	Wakefern Food	08/31/15	Bed Bath & Beyond / Walgreens / Staples /Petsmart / Hibachi Grill	$11.73

Compo Acres (1)	Westport	1960 / 2011	42,866	93.6%	14	1				Trader Joe’s	$45.43

EQUITY ONE, INC. PROPERTY STATUS REPORT As of June 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Copps Hill	Ridgefield	1979 / 2002	184,528	97.5%	8	1	59,015	Stop & Shop	12/31/24	Kohl’s / Rite Aid	$13.11

Danbury Green (1)	Danbury	1985 / 2006	98,095	100.0%	10	—				Trader Joe’s / Rite Aid / Annie Sez / Staples / DSW	$21.81

Post Road Plaza (1)	Darien	1978	20,005	100.0%	4	—					$34.72

Southbury Green (1)	Southbury	1979 / 2002	156,215	97.5%	22	2	60,113	ShopRite	07/31/22	Staples	$21.37

TOTAL SHOPPING CENTERS CONNECTICUT (6)			715,739	97.2%	81	7	178,776				$18.23

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	01/02/16		$30.25

Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s	01/01/16		$26.84

Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw’s	01/01/16		$19.99

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	01/02/16		$19.53

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	01/01/26		$22.89

Webster Plaza	Webster	1963 / 1998	199,425	98.2%	13	1	56,766	Shaw’s	02/28/23	K Mart	$8.14

West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995 / 2006	76,316	97.7%	11	2	54,928	Shaw’s	01/02/16		$25.51

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.1%	30	3	434,532				$18.74

NEW YORK (3)

1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	01/31/19		$41.66

90-30 Metropolitan (1)	Queens	2007	59,815	93.9%	4	1				Trader Joe’s / Staples / Michael’s	$28.99

161 W. 16th Street (1)	Manhattan	1930	56,870	100.0%	1	—				Loehmann’s	$24.62

TOTAL SHOPPING CENTERS NEW YORK (3)			142,035	97.4%	6	1	25,350				$29.51

TOTAL SHOPPING CENTERS NORTHEAST REGION (16)			1,458,653	98.0%	117	11	638,658				$19.53

WEST COAST REGION (10)

ARIZONA (1)

Canyon Trails	Goodyear	2008	210,396	64.4%	19	15				Office Max / PetSmart / Ross / Cost Plus	$15.49

TOTAL SHOPPING CENTERS ARIZONA (1)			210,396	64.4%	19	15	—				$15.49

CALIFORNIA (9)

Circle Center West	Long Beach	1989	64,403	97.8%	15	1				Marshalls	$19.92

EQUITY ONE, INC. PROPERTY STATUS REPORT As of June 30, 2012

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Culver Center (1)	Culver City	1950 / 2000	216,646	100.0%	33	—	36,578	Ralph’s	10/31/15	Bally Total Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$26.86

Marketplace Shopping Center	Davis	1990	111,156	99.1%	23	1	35,018	Safeway	07/31/14	Petco / CVS Pharmacy	$22.35

Plaza Escuela	Walnut Creek	2002	152,452	99.3%	25	2				AAA / Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority	$40.32

Potrero (1)	San Francisco	1968 / 1997	226,699	98.2%	24	2	59,566	Safeway	09/30/20	24 Hour Fitness / Party City / Petco / Office Depot / Ross	$28.14

Ralph’s Circle Center (1)	Long Beach	1983	59,837	95.5%	10	2	35,022	Ralph’s	11/30/25		$16.42

Serramonte	Daly City	1968	818,177	98.6%	97	6				Macy’s / JC Penney / Target / Daiso / H&M / Forever 21 / A’Gaci / New York & Company / Crunch Gym	$18.06

Von’s Circle Center	Long Beach	1972	148,353	94.3%	20	5	45,253	Von’s	07/31/22	Rite Aid / Ross	$15.09

Willows	Concord	1977	256,086	93.8%	27	6				El Torito / Claim Jumper / U Gym / REI / The Jungle / Old Navy / Pier 1 / Cost Plus	$21.61

TOTAL SHOPPING CENTERS CALIFORNIA (9)			2,053,809	97.8%	274	25	211,437				$22.27

TOTAL SHOPPING CENTERS WEST COAST REGION (10)			2,264,205	94.7%	293	40	211,437				$21.84

TOTAL CORE SHOPPING CENTER PORTFOLIO (142)			16,452,552	91.8%	2,302	595	4,125,509				$14.20

OTHER PROPERTIES (5) (1)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	100.0%	1	1				Park ’N Go

Banco Popular Office Building	Miami, FL	1971	32,737	79.8%	13	5

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	—	1

Providence Square	Charlotte, NC	1973	85,930	16.6%	6	19

Danville - San Ramon Medical	Danville, CA	1982-1986	74,599	78.4%	44	11

TOTAL OTHER PROPERTIES (5) (1)			384,979	74.6%	64	37	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (147)			16,837,531	91.4%	2,366	632	4,125,509

DEVELOPMENTS, REDEVELOPMENTS & LAND (18) (1)

Developments (2)	See Schedule on Page 26.

Redevelopments (9)	See Schedule on Page 26.

Land Held for Development (7)

TOTAL CONSOLIDATED - 165 Properties

Note: Total square footage does not include shadow anchor square footage that is not owned by Equity One but does include square footage for ground leases.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
(1)	Not included in the quarter to date June 30, 2012 same property pool.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the six months ended June 30, 2012
(in thousands, except for square footage)

2012 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet / Acres		Purchase Price

June 8, 2012	Broadway Plaza - land parcel	Bronx	NY	1.83	(1)	$7,500
March 1, 2012	Potrero Center	San Francisco	CA	226,699		110,750
March 1, 2012	Compo Acres Shopping Center	Westport	CT	43,107		30,300
March 1, 2012	Post Road Plaza	Darien	CT	20,005		12,700

Total						$161,250

2012 Disposition Activity

Date Sold	Property Name	City	State	Square Feet / Acres		Gross Sales Price	Gain (loss) on Sale

Income producing property sold
March 30, 2012	Laurel Walk Apartments	Charlotte	NC	106,480		$6,000	$(33)
March 30, 2012	Commerce Crossing	Commerce	GA	100,668		600	(443)
March 15, 2012	222 Sutter Street	San Francisco	CA	128,595		53,829	13,562

						$60,429	$13,086

Outparcels sold
February 27, 2012	Market Place - IHOP outparcel	Norcross	GA	0.35	(1)	$885	$726
January 20, 2012	Grande Marche - ground lease	Lafayette Parish	LA	200,585		775	457

						$1,660	$1,183

Total Sold						$62,089	$14,269

(1)	In acres

EQUITY ONE, INC. REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS As of June 30, 2012 (in thousands, except square footage data)

Project	Location	Project GLA (1)	Total GLA (2)	Anchors	Target Stabilization Date (3)	Estimated Gross Cost (4)		Estimated Net Cost (5)		Funded as of 6/30/2012	Balance to Complete (Gross Cost)
Developments
The Gallery at Westbury	Westbury, NY	330,000	330,000	Container Store / Nordstrom Rack / Trader Joe’s / Saks Off Fifth / Bloomingdales Outlet / Sports Authority Elite / Old Navy / Ulta	2013	$144,600		$134,600		$111,873	$32,727
Broadway Plaza	Bronx, NY	133,000	133,000		2014	55,000	(6)	55,000	(6)	8,356	46,644

Subtotal		463,000	463,000			$199,600		$189,600		$120,229	$79,371

Redevelopment
Atlantic Village	Atlantic Beach, FL	39,795	100,559	LA Fitness	2Q13	$4,609		$4,609		$154	$4,455
Boca Village	Boca Raton, FL	25,663	92,267	Publix Greenwise / CVS Pharmacy	1Q14	7,255		7,255		1,324	5,931
Boynton Plaza	Boynton Beach, FL	54,817	108,293	Publix	2Q14	8,661	(6)	8,661	(6)	169	8,492
Paulding Commons	Hiram, GA	73,914	209,676	Academy Sports	3Q12	1,729		1,729		1,627	102
Pavilion	Naples, FL	50,795	167,745	LA Fitness	1Q12	3,664		3,664		3,664	—
Pine Island	Davie, FL	86,156	254,907	Burlington Coat Factory	1Q12	2,057		2,057		2,057	—
Pine Ridge	Coral Springs, FL	30,660	117,824	Marshalls / Fresh Market / Bed Bath & Beyond	4Q12	6,705		4,605		4,057	2,648
Summerlin (7)	Ft. Myers, FL	15,000	195,000	Large National Retailer	4Q13	2,227		2,127		—	2,227
Westbury Plaza	Westbury, NY	15,000	398,602	Costco / Marshalls / Sports Authority / Walmart	4Q11	2,076		2,076		2,076	—

Subtotal		391,800	1,644,873			$38,983		$36,783		$15,128	$23,855

Total Development Activity		854,800	2,107,873			$238,583		$226,383		$135,357	$103,226

(1)	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
(2)	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).
(3)

Target stabilization date reflects the date that construction is expected to be complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in our same property pool, normally one year from rent commencement.

(4)	Includes actual / allocated cost of land.
(5)	After sales of outparcels and construction cost reimbursements.
(6)	Budgeted amounts pending approval of the investment committee.
(7)	This property is classified as held for sale as of June 30, 2012. Three outparcels will be retained and redeveloped.

EQUITY ONE, INC.
DEBT SUMMARY
As of June 30, 2012 and December 31, 2011 and 2010
(in thousands)

	June 30, 2012	Dec 31, 2011	Dec 31, 2010

Fixed rate debt	$1,110,829	$1,190,174	$1,224,796
Variable rate debt - swapped to fixed rate	200,000	—	—
Variable rate debt - unhedged	101,000	138,000	—

Total debt	$1,411,829	$1,328,174	$1,224,796

% Fixed rate debt	78.7%	89.6%	100.0%
% Variable rate debt - swapped to fixed rate	14.2%	0.0%	0.0%
% Variable rate debt - unhedged	7.1%	10.4%	0.0%

Total	100.0%	100.0%	100.0%

Secured mortgage debt	$429,693	$499,038	$533,660
Unsecured debt	982,136	829,136	691,136

Total debt	$1,411,829	$1,328,174	$1,224,796

% Secured mortgage debt	30.4%	37.6%	43.6%
% Unsecured debt	69.6%	62.4%	56.4%

Total	100.0%	100.0%	100.0%

Total market capitalization (from page 6)	$4,070,225	$3,438,335	$3,098,272

% Secured mortgage debt	10.6%	14.5%	17.2%
% Unsecured debt	24.1%	24.1%	22.3%

Total debt : Total market capitalization	34.7%	38.6%	39.5%

Weighted-average interest rate on secured mortgage debt (1)	6.1%	6.1%	6.3%
Weighted-average interest rate on senior unsecured notes (1)	6.0%	6.1%	6.1%
Weighted-average interest rate on term loans (1)	3.5%	N/A	N/A
Weighted-average interest rate on total debt (1)	5.7%	6.1%	6.1%
Interest rate on revolving credit facilities	1.80%	1.85%	N/A

Weighted-average maturity on mortgage debt	4.8 years	4.9 years	4.5 years
Weighted-average maturity on senior unsecured notes	3.7 years	4.1 years	5.2 years
Weighted-average maturity on term loan	6.6 years	N/A	N/A
Weighted-average maturity on total debt (2)	4.5 years	4.4 years	5.2 years

Note: All amounts and calculations exclude unamortized / unaccreted premium / (discount) on mortgages and senior notes and include secured mortgage debt related to assets held for sale.

(1)	Weighted average interest rates are calculated based on balances outstanding at the respective dates.
(2)	Weighted average maturity in years excludes amounts drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of June 30, 2012
(in thousands)

	Secured Debt		Unsecured Debt					Weighted
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes	Term Loan	Premium/ (Discount) Scheduled Amortization	Total	average interest rate at maturity		Percent of debt maturing

2012	$3,963	$—	$—	$—	$—	$1,010	$4,973	0.0%		0.4%
2013	7,844	45,127	—	—	—	1,674	$54,645	6.4%		3.9%
2014	7,446	6,509	—	250,000	—	1,246	$265,201	6.2%		18.7%
2015	7,554	36,650	101,000	107,505	—	1,084	$253,793	3.9	%(1)	17.9%
2016	7,489	107,574	—	105,230	—	126	$220,419	6.0%		15.5%
2017	6,572	64,000	—	218,401	—	269	$289,242	6.0%		20.4%
2018	6,678	56,431	—	—	—	282	$63,391	6.3%		4.5%
2019	5,360	17,142	—	—	200,000	158	$222,660	3.7	%(1)	15.7%
2020	5,493	—	—	—	—	106	$5,599	0.0%		0.4%
Thereafter	29,551	8,310	—	—	—	149	$38,010	7.8%		2.6%

Total	$87,950	$341,743	$101,000	$681,136	$200,000	$6,104	$1,417,933	5.3	%(1)	100.0%

(1)	Excluding the revolving credit facility and term loan, the weighted average interest rate would be 5.4% for 2015, 6.9% for 2019 and 6.0% for the total.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2012 and December 31, 2011
(in thousands)

Debt Instrument	Maturity Date	Rate		June 30, 2012 Balance	Dec 31, 2011 Balance	Percent of Overall Debt Maturing
Mortgage Debt
Plaza Escuela	10/11/12	6.800%		$—	$37,057	0.0%
Pablo Plaza	04/11/13	5.814%		7,228	7,309	0.5%
West Bird Plaza	04/11/13	5.814%		8,132	8,223	0.6%
Brawley Commons	07/01/13	6.250%		6,580	6,625	0.5%
Buckhead Station	09/01/13	6.880%		24,536	24,893	1.7%
South Point	07/10/14	5.720%		7,048	7,168	0.5%
Southbury Green	02/05/15	5.200%		21,000	21,000	1.5%
Davis Marketplace	02/19/15	6.250%		16,272	16,377	1.1%
Danbury Green	01/05/16	5.850%		24,700	24,700	1.7%
Glengary Shoppes	06/11/16	5.750%		16,207	16,332	1.1%
Magnolia Shoppes	07/11/16	6.160%		13,925	14,039	1.0%
Willows Shopping Center	10/11/16	5.900%		55,575	55,895	3.9%
Grassland Crossing	12/01/16	7.865%		4,157	4,301	0.3%
Culver	05/06/17	5.580%		64,000	64,000	4.5%
Mableton Crossing	08/15/18	6.850%		2,912	3,087	0.2%
Sheridan Plaza	10/10/18	6.250%		61,959	62,416	4.4%
Danville-San Ramon Medical	03/15/19	6.900%		13,490	13,576	1.0%
1175 Third Avenue	05/01/19	7.000%		7,113	7,221	0.5%
BridgeMill	05/05/21	7.940%		7,682	7,831	0.5%
Westport Plaza	08/01/23	7.490%		3,970	4,048	0.3%
Chastain Square	02/28/24	6.500%		2,858	2,937	0.2%
Daniel Village	02/28/24	6.500%		3,123	3,211	0.2%
Douglas Commons	02/28/24	6.500%		3,721	3,826	0.3%
Fairview Oaks	02/28/24	6.500%		3,522	3,622	0.2%
Madison Centre	02/28/24	6.500%		2,858	2,937	0.2%
Paulding Commons	02/28/24	6.500%		4,851	4,987	0.3%
Siegen Village	02/28/24	6.500%		3,156	3,245	0.2%
Wesley Chapel Crossing	02/28/24	6.500%		2,492	2,562	0.2%
Webster Plaza	08/15/24	8.070%		7,178	7,283	0.5%
Vons Circle Center	10/10/28	5.200%		11,010	11,223	0.8%
Copps Hill Plaza	01/01/29	6.060%		18,438	18,756	1.3%

Total mortgage debt (30 loans)	4.79	6.13	%(3)	$429,693	$470,687	30.2%
Unamortized/unaccreted premium/(discount)				8,148	10,521	0.6%

Total mortgage debt (including unamortized/unaccreted premium/(discount))				$437,841	$481,208	30.8%

Mortgage Debt Associated with Assets Held for Sale or Sold
Summerlin Square	02/01/14	6.750%		$—	$1,067	0.0%
222 Sutter Street	09/15/16	5.390%		—	27,284	0.0%

Total mortgage debt on held for sale or sold assets				$—	$28,351	0.0%
Unamortized/unaccreted premium/(discount)				—	—	0.0%

Total mortgage debt (including unamortized/unaccreted premium/(discount))				$—	$28,351	0.0%

Total Secured debt (30 loans)	4.79	6.13	%(3)	$429,693	$499,038	30.2%
Unamortized/unaccreted premium/(discount)				8,148	10,521	0.6%

Total mortgage debt (including unamortized/unaccreted premium/(discount))				$437,841	$509,559	30.8%

See footnotes on page 30.

EQUITY ONE, INC. CONSOLIDATED DEBT SUMMARY As of June 30, 2012 and December 31, 2011 (in thousands)

Debt Instrument	Maturity Date	Rate		June 30, 2012 Balance	Dec 31, 2011 Balance	Percent of Overall Debt Maturing
Unsecured senior notes payable
7.84% senior notes	01/23/12	7.840%		$—	$10,000	0.0%
6.25% senior notes	12/15/14	6.250%		250,000	250,000	17.6%
5.375% senior notes	10/15/15	5.375%		107,505	107,505	7.6%
6.00% senior notes	09/15/16	6.000%		105,230	105,230	7.4%
6.25% senior notes	01/15/17	6.250%		101,403	101,403	7.2%
6.00% senior notes	09/15/17	6.000%		116,998	116,998	8.3%

Total unsecured senior notes payable	3.69	6.03	%(3)	$681,136	$691,136	48.1%

Unamortized/unaccreted premium/(discount)				(2,044)	(2,340)	-0.1%

Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))				$679,092	$688,796	48.0%

Term Loan
$200MM - Term Loan (2)	02/13/19	3.460	%(1)	200,000	—	14.1%

Total term loans	6.62	3.46	%(3)	$200,000	$—	14.1%

Revolving credit facilities
$575MM Line of Credit Unsecured	09/30/15	1.800	%(1)	$101,000	$138,000	7.1%
$15MM Bank Line of Credit Unsecured	08/08/12	N/A		—	—	0.0%

Total revolving credit facilities				$101,000	$138,000	7.1%

Total debt	4.50(4)	5.67	%(3)	$1,411,829	$1,328,174	99.5%

Unamortized/unaccreted premium/(discount)				6,104	8,181	0.5%

Total debt (including net interest premium/discount)				$1,417,933	$1,336,355	100.0%

Senior Unsecured Debt Ratings
Moody’s				Baa3 (Positive)	Baa3 (Positive)
S&P				BBB-(Stable)	BBB-(Stable)

(1)	The rate in effect on June 30, 2012.
(2)

The outstanding balance has been swapped to a fixed interest rate based on a one month LIBOR in arrears, plus 1.56%. The indicated interest rate and the weighted average interest rate for the term loan includes the effect of the swap. The fair value of the swap at June 30, 2012 was a liability of $5.1 million.

(3)	Calculated based on weighted average interest rates of outstanding balances at June 30, 2012.
(4)	Weighted average maturity in years for June 30, 2012 excludes $101 million drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC.
BALANCE SHEETS & STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES
June 30, 2012 (unaudited)
(in thousands)

BALANCE SHEETS OF UNCONSOLIDATED JOINT VENTURES				As of June 30, 2012
Co-Investment Partner	EQY Ownership Interest		Type	Total Assets	Total Debt	Total Equity

DRA Advisors	20.0%		Retail/Office	$55,392	$35,824	$17,686

GRI	10.0%		Retail	$255,900	$134,649	$109,598

New York State Common Retirement Fund	30.0%		Retail	$96,328	$24,684	$57,290

Various (1)	50.0-50.5	%(3)	Retail/Office	$99,510	$51,061	$46,866

STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES					For the three months ended June 30, 2012
Co-Investment Partner	EQY Ownership Interest		Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense/ (Income) (2)	Net Income/ (Loss)

DRA Advisors	20.0%		Retail/Office	$1,694	$758	$540	$579	$(205)

GRI	10.0%		Retail	$6,181	$1,827	$1,442	$2,260	$652

New York State Common Retirement Fund	30.0%		Retail	$1,680	$478	$740	$(24)	$461

Various (1)	50.0-50.5	%(3)	Retail/Office	$2,407	$1,008	$1,258	$712	$(584)

					For the six months ended June 30, 2012
Co-Investment Partner	EQY Ownership Interest		Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (2)	Net Income/ (Loss)

DRA Advisors	20.0%		Retail/Office	$3,338	$1,448	$1,072	$1,168	$(388)

GRI	10.0%		Retail	$14,489	$3,793	$4,234	$4,527	$1,935

New York State Common Retirement Fund	30.0%		Retail	$3,314	$959	$1,419	$33	$(7)

Various (1)	50.0-50.5	%(3)	Retail/Office	$5,192	$2,194	$2,412	$1,434	$(863)

Note: Amounts shown above reflect 100% of the joint venture balance sheet and income statement line items.

(1)	Various includes Talega Village Center JV, LLC, Vernola Marketplace JV, LLC and Parnassus Heights Medical Center.
(2)	Interest expense includes amortization of deferred financing fees and is net of investment income.
(3)	Our effective interest in Talega Village Center JV, LLC and Vernola Marketplace JV, LLC is 48% when considering the 5% noncontrolling interest held by Vestar Development Company.

EQUITY ONE, INC. UNCONSOLIDATED PROPERTY STATUS REPORT As of June 30, 2012 (unaudited)

		EQY			Year			Number of tenant		Supermarket anchor				Average base rent per
Property	JV	Ownership %	Type	City, State	Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants	leased SF
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 / 2008	172,093	96.4%	33	4	30,000	Publix	10/31/24	Burlington Coat Factory / Office Depot	$15.35

Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	96.7%	22	3	78,000	Winn- Dixie	09/30/14	Home Depot / Big Lots / Dollar Tree	$11.56

Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	396,432	91.3%	34	3	56,146	Publix	12/31/19	Marshall’s / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	$12.06

Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,420	92.9%	15	3	51,420	Publix	05/31/19		$13.07

Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	86.8%	13	7	44,840	Publix	06/30/25		$13.48

Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979 / 2009	21,784	68.7%	11	6					$23.56

Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980 / 2009	27,676	78.5%	14	3					$18.60

Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	96.1%	9	1				Petsmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$10.89

Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl’s	$7.74

Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	95.2%	12	2	67,943	Kroger	08/31/17		$13.51

1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	117,773	60.8%	19	13				RN Network	$18.07

Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,622	90.2%	15	7	70,358	Penn Dutch Food Center	12/31/13	You Fit Health Club / Florida Career College	$9.02

Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	223,799	79.4%	29	10	43,386	Winn- Dixie	11/05/14	Beall’s / Just Fit / Big Lots / CVS / Disability Law Claims	$10.89

Talega Village	VESTAR	50.5%	Retail	San Clemente, CA	2007	102,282	81.8%	20	9	46,000	Ralph’s	12/31/27		$19.56

Vernola Market	VESTAR	50.5%	Retail	Mira Loma, CA	2007	382,963	91.0%	31	7				PetCo / Ross / Bed Bath & Beyond / Michael’s / Lowe’s	$10.90

Parnassus	CSC	50.0%	Medical Office	San Francisco, CA	1968	146,046	98.4%	49	4					$27.81

Country Walk Plaza	NYSCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	87.1%	24	5	39,795	Publix	10/23/15	CVS Pharmacy	$18.35

Veranda Shoppes	NYSCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/27		$26.06

Old Connecticut	NYSCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	4	—	72,500	Stop & Shop	06/30/14		$20.10

TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (19)						2,762,195		364	87	629,188				$13.89

EQUITY ONE, INC.
DEBT SUMMARY OF UNCONSOLIDATED JOINT VENTURES
As of June 30, 2012 and December 31, 2011
(in thousands)

Co-Investment Partner	Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	June 30, 2012 Balance	Dec 31, 2011 Balance
Mortgage debt
GRI	Sparkleberry Square (Kohl’s)	10%	11/01/12	6.17%	$5,440	$5,541
GRI	Floating rate loan (2)	10%	07/01/13	6.35%	120,000	120,000
GRI	Sparkleberry Square (Kroger)	10%	06/30/20	6.75%	5,090	5,326
DRA Advisors	Fixed rate loan	20%	11/11/14	5.56%	36,234	36,608
Vestar	Vestar/EQY Talega LLC	50.5%	10/01/36	5.01%	11,738	11,860
Vestar	Vestar/EQY Vernola LLC	50.5%	08/06/41	5.11%	23,482	23,637
Parnassus Heights Medical Center	Parnassus Heights Medical Center	50.0%	03/15/28	6.25%	15,841	16,133
New York State Common Retirement Fund	Equity One (Country Walk) LLC	30%	11/01/15	5.22%	13,192	13,292
New York State Common Retirement Fund	Equity One JV Sub CT Path LLC	30%	01/01/19	5.74%	10,231	10,413

Interest Rate Swap
GRI	Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	4.40%	4,556	6,693

	Net interest premium (3)				414	446

	Total debt				$246,218	$249,949

	Equity One’s pro-rata share of unconsolidated joint venture debt				$53,742	$54,455

(1)	The rate in effect on June 30, 2012.
(2)	The loan balance bears interest at a floating rate of LIBOR + 1.95%, which has been swapped to a fixed rate of 6.35%.
(3)	Net interest premium is the total for all joint ventures.